LOSS PER SHARE (Tables)	12 Months Ended
Jun. 30, 2023
LOSS PER SHARE
Schedule of computation of basic and diluted loss per share

	June 30, 2023	June 30, 2022
Net loss attributable to the common shareholders	$(409,254)	$(2,811,094)

Basic weighted-average common shares outstanding	19,837,642	19,837,642
Effect of dilutive securities
Diluted weighted-average common shares outstanding	19,837,642	19,837,642
Loss per share – Basic	$(0.02)	$(0.14)
Loss per share – Diluted	$(0.02)	$(0.14)